EXHIBIT 99.1

StoneX Group Inc. Reports Fiscal 2025 Second Quarter Financial Results

Quarterly Net Operating Revenues of $487.3 million, up 15%
Quarterly Net Income of $71.7 million, ROE of 15.7%
Quarterly Diluted EPS of $1.41 per share, up 29%

New York, NY – May 7, 2025 – StoneX Group Inc. (the “Company”; NASDAQ: SNEX), a global financial services network that connects companies, organizations, traders and investors to the global market ecosystem through a unique blend of digital platforms, end-to-end clearing and execution services, high touch service and deep expertise, today announced its financial results for the fiscal year 2025 second quarter ended March 31, 2025.
Sean O’Connor, the Company’s Executive Vice-Chairman of the Board, stated, “Our fiscal second quarter marked a continuation of StoneX’s sustained growth and success, with net income and diluted EPS up, 35% and 29%, respectively, driven by solid performance across a wide range of our products and segments. We believe this broad-based strength in our financial performance speaks to the resilience and adaptability of our business model in an ever-changing marketplace.
Over the last several years, though we have benefited from a rising interest rate environment, volatility, a key driver of our business, has been generally muted. Since the beginning of this fiscal year, increased market volatility, coupled with our continued strong client acquisition and engagement, has helped offset the decline in short term interest rates. If a period of sustained volatility is ahead of us, we believe this will be yet another positive driver for the continued growth in our business.
We recently announced that we reached a definitive agreement to acquire R.J. O’Brien, the oldest futures brokerage in the U.S., which we believe positions us as a market leader in global derivatives. RJO brings an attractive financial profile to StoneX, having generated approximately $766 million in revenue and approximately $170 million in EBITDA during calendar 2024. This acquisition, which we anticipate will close in the second half of 2025, is expected to enhance our margins, EPS and return on equity with the addition of nearly $6 billion in client float and approximately 190 million in annual listed derivative contract volumes.”

StoneX Group Inc. Summary Financials
Condensed consolidated financial statements for the Company will be included in our Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission (the “SEC”). Upon filing, the Quarterly Report on Form 10-Q will also be made available on the Company’s website at www.stonex.com.

	Three Months Ended March 31,			Six Months Ended March 31,
(Unaudited) (in millions, except share and per share amounts)	2025	2024	% Change	2025	2024	% Change
Revenues:
Sales of physical commodities	$35,992.6	$21,321.9	69%	$63,043.7	$40,142.8	57%
Principal gains, net	300.5	281.8	7%	609.4	575.6	6%
Commission and clearing fees	164.3	136.2	21%	313.6	265.9	18%
Consulting, management, and account fees	44.3	40.2	10%	92.1	78.7	17%
Interest income	389.0	326.0	19%	767.2	616.1	25%
Total revenues	36,890.7	22,106.1	67%	64,826.0	41,679.1	56%
Cost of sales of physical commodities	35,934.7	21,287.9	69%	62,925.7	40,076.7	57%
Operating revenues	956.0	818.2	17%	1,900.3	1,602.4	19%
Transaction-based clearing expenses	91.8	78.5	17%	178.3	152.8	17%
Introducing broker commissions	45.5	42.0	8%	89.8	81.1	11%
Interest expense	316.6	259.2	22%	622.8	495.2	26%
Interest expense on corporate funding	14.8	16.2	(9)%	30.0	29.4	2%
Net operating revenues	487.3	422.3	15%	979.4	843.9	16%
Compensation and other expenses:
Variable compensation and benefits	146.7	123.7	19%	280.0	245.6	14%
Fixed compensation and benefits	120.4	110.7	9%	239.6	206.9	16%
Trading systems and market information	19.5	19.4	1%	39.5	38.1	4%
Professional fees	16.5	19.3	(15)%	35.5	35.0	1%
Non-trading technology and support	20.9	18.0	16%	40.6	34.9	16%
Occupancy and equipment rental	13.1	13.6	(4)%	26.1	21.3	23%
Selling and marketing	13.4	15.6	(14)%	25.4	27.3	(7)%
Travel and business development	7.1	7.1	—%	15.5	14.2	9%
Communications	2.1	2.3	(9)%	4.2	4.5	(7)%
Depreciation and amortization	15.6	12.3	27%	31.3	23.5	33%
Bad debts (recoveries), net	0.1	(0.4)	n/m	1.9	(0.7)	n/m
Other	14.8	15.3	(3)%	31.5	32.2	(2)%
Total compensation and other expenses	390.2	356.9	9%	771.1	682.8	13%
Other gains	—	6.9	(100)%	5.7	6.9	(17)%
Income before tax	97.1	72.3	34%	214.0	168.0	27%
Income tax expense	25.4	19.2	32%	57.2	45.8	25%
Net income	$71.7	$53.1	35%	$156.8	$122.2	28%
Earnings per share:(1)
Basic	$1.49	$1.12	33%	$3.26	$2.59	26%
Diluted	$1.41	$1.09	29%	$3.10	$2.51	24%
Weighted-average number of common shares outstanding:(1)
Basic	46,789,431	45,710,784	2%	46,602,574	45,529,236	2%
Diluted	49,376,423	47,248,414	5%	48,981,445	47,060,608	4%

Return on equity (“ROE”)(1)	15.7%	14.0%		17.5%	16.7%
ROE on tangible book value(1)	16.5%	14.8%		18.3%	17.7%
n/m = not meaningful to present as a percentage

(1)	The Company calculates ROE on stated book value based on net income divided by average stockholders’ equity. For the calculation of ROE on tangible book value, the amount of goodwill and intangibles, net is excluded from stockholders’ equity.
(2)	On March 21, 2025, the Company effected a three-for-two stock dividend to stockholders of record as of March 11, 2025. The stock split increased the number of shares of common stock outstanding. All share and per share amounts have been retroactively adjusted for the stock split.

The following table presents our consolidated operating revenues by segment for the periods indicated.

	Three Months Ended March 31,			Six Months Ended March 31,
(in millions)	2025	2024	% Change	2025	2024	% Change
Segment operating revenues represented by:
Commercial	$248.6	$200.5	24%	$480.9	$398.9	21%
Institutional	561.2	463.4	21%	1,100.8	899.1	22%
Self-Directed/Retail	93.4	102.0	(8)%	217.5	194.5	12%
Payments	50.3	49.3	2%	108.4	109.9	(1)%
Corporate	16.7	14.4	16%	27.8	23.6	18%
Eliminations	(14.2)	(11.4)	25%	(35.1)	(23.6)	49%
Operating revenues	$956.0	$818.2	17%	$1,900.3	$1,602.4	19%
The following table presents our consolidated income by segment for the periods indicated.

	Three Months Ended March 31,			Six Months Ended March 31,
(in millions)	2025	2024	% Change	2025	2024	% Change
Segment income represented by:
Commercial	$96.7	$85.6	13%	$198.9	$172.8	15%
Institutional	86.5	61.3	41%	164.6	126.5	30%
Self-Directed/Retail	22.0	33.2	(34)%	78.9	61.9	27%
Payments	24.5	24.6	—%	58.6	59.6	(2)%
Total segment income	$229.7	$204.7	12%	$501.0	$420.8	19%
Reconciliation of segment income to income before tax:
Segment income	$229.7	$204.7	12%	$501.0	$420.8	19%
Net operating loss within Corporate (1)	(8.6)	(12.8)	(33)%	(29.7)	(28.4)	5%
Overhead costs and expenses	(124.0)	(119.6)	4%	(257.3)	(224.4)	15%
Income before tax	$97.1	$72.3	34%	$214.0	$168.0	27%

(1)	Includes interest expense on corporate funding.
Key Operating Metrics
The tables below present operating revenues disaggregated across the key products we provide to our clients and select operating data and metrics used by management in evaluating our performance, for the periods indicated.

	Three Months Ended March 31,			Six Months Ended March 31,
	2025	2024	% Change	2025	2024	% Change
Operating Revenues (in millions):
Listed derivatives	$128.4	$111.7	15%	$240.2	$220.9	9%
Over-the-counter (“OTC”) derivatives	60.3	53.0	14%	96.9	97.5	(1)%
Securities	426.7	340.7	25%	828.5	656.9	26%
FX/Contracts for difference (“CFD”) contracts	70.9	80.3	(12)%	169.5	154.9	9%
Payments	49.2	48.4	2%	106.0	107.8	(2)%
Physical contracts	72.6	45.9	58%	165.2	97.3	70%
Interest/fees earned on client balances	101.7	104.2	(2)%	209.3	202.6	3%
Other	43.7	31.0	41%	92.0	64.5	43%
Corporate	16.7	14.4	16%	27.8	23.6	18%
Eliminations	(14.2)	(11.4)	25%	(35.1)	(23.6)	49%
	$956.0	$818.2	17%	$1,900.3	$1,602.4	19%
Volumes and Other Select Data:
Listed derivatives (contracts, 000’s)	61,153	53,805	14%	114,333	104,563	9%
Listed derivatives, average rate per contract (“RPC”)(1)	$2.02	$1.98	2%	$2.02	$2.01	—%
Average client equity - listed derivatives (millions)	$6,639	$6,064	9%	$6,630	$6,117	8%
OTC derivatives (contracts, 000’s)	897	810	11%	1,756	1,625	8%
OTC derivatives, average RPC	$68.35	$65.66	4%	$55.87	$60.28	(7)%
Securities average daily volume (“ADV”) (millions)	$8,915	$7,473	19%	$8,822	$6,838	29%
Securities rate per million (“RPM”) (2)	$279	$239	17%	$258	$265	(3)%
Average money market/FDIC sweep client balances (millions)	$1,283	$1,047	23%	$1,240	$1,054	18%
FX/CFD contracts ADV (millions)	$11,539	$10,453	10%	$11,613	$10,685	9%
FX/CFD contracts RPM	$97	$120	(19)%	$115	$114	1%
Payments ADV (millions)	$77	$64	20%	$81	$69	17%
Payments RPM	$10,526	$12,327	(15)%	$10,466	$12,453	(16)%

(1)	Give-up fee revenues, related to contract execution for clients of other FCMs, as well as cash and voice brokerage revenues are excluded from the calculation of listed derivatives, average rate per contract.
(2)	Interest expense associated with our fixed income activities is deducted from operating revenues in the calculation of Securities RPM while interest income related to securities lending is excluded.

Interest expense

	Three Months Ended March 31,			Six Months Ended March 31,
(in millions)	2025	2024	% Change	2025	2024	% Change
Interest expense attributable to:
Trading activities:
Institutional dealer in fixed income securities	$232.6	$198.0	17%	$456.2	$370.1	23%
Securities borrowing	21.4	14.0	53%	43.4	28.6	52%
Client balances on deposit	31.1	31.4	(1)%	64.9	67.7	(4)%
Short-term financing facilities of subsidiaries and other direct interest of operating segments	31.5	15.8	99%	58.3	28.8	102%
	316.6	259.2	22%	622.8	495.2	26%
Corporate funding	14.8	16.2	(9)%	30.0	29.4	2%
Total interest expense	$331.4	$275.4	20%	$652.8	$524.6	24%
The increase in interest expense attributable to fixed income securities and securities borrowing was principally due to the growth in the size of the security repo and securities lending businesses. The increase in other direct interest expense attributable to operating segments principally resulted from an increase in the activities of our physical precious metals and commodities businesses.
Net Operating Revenues
The table below presents a disaggregation of consolidated net operating revenues used by management in evaluating our performance, for the periods indicated:

	Three Months Ended March 31,			Six Months Ended March 31,
	2025	2024	% Change	2025	2024	% Change
Net Operating Revenues (in millions):
Listed derivatives	$60.3	$48.2	25%	$110.2	$98.6	12%
OTC derivatives	60.2	53.0	14%	96.8	97.4	(1)%
Securities	120.8	88.6	36%	222.6	184.5	21%
FX/CFD contracts	62.5	71.8	(13)%	152.8	138.0	11%
Payments	46.5	45.9	1%	100.7	102.9	(2)%
Physical contracts	48.6	36.8	32%	125.7	78.8	60%
Interest, net / fees earned on client balances	74.5	74.0	1%	151.9	137.0	11%
Other	22.5	16.8	34%	48.4	35.1	38%
Corporate	(8.6)	(12.8)	(33)%	(29.7)	(28.4)	5%
	$487.3	$422.3	15%	$979.4	$843.9	16%
Variable vs. Fixed Expenses
The table below sets forth our variable expenses and non-variable expenses as a percentage of total non-interest expenses for the periods indicated.

	Three Months Ended March 31,				Six Months Ended March 31,
(in millions)	2025	% of Total	2024	% of Total	2025	% of Total	2024	% of Total
Variable compensation and benefits	$146.7	28%	$123.7	26%	$280.0	27%	$245.6	27%
Transaction-based clearing expenses	91.8	17%	78.5	16%	178.3	17%	152.8	16%
Introducing broker commissions	45.5	9%	42.0	9%	89.8	9%	81.1	9%
Total variable expenses	284.0	54%	244.2	51%	548.1	53%	479.5	52%
Fixed compensation and benefits	120.4	23%	110.7	23%	239.6	23%	206.9	23%
Other fixed expenses	123.0	23%	122.9	26%	249.6	24%	231.0	25%
Bad debts (recoveries), net	0.1	—%	(0.4)	—%	1.9	—%	(0.7)	—%
Total non-variable expenses	243.5	46%	233.2	49%	491.1	47%	437.2	48%
Total non-interest expenses	$527.5	100%	$477.4	100%	$1,039.2	100%	$916.7	100%
Other Gains, net
The results of the six months ended March 31, 2025 included nonrecurring gains of $5.7 million resulting from proceeds received from class action settlements.

Segment Results
Our business activities are managed through four operating segments, including Commercial, Institutional, Self-Directed/Retail and Payments.
The tables below present the financial performance, a disaggregation of operating revenues, select operating data and metrics, and a disaggregation of net operating revenue used by management in evaluating the performance of our segments, for the periods indicated. Additional information on the performance of our segments will be included in our Quarterly Report on Form 10-Q to be filed with the SEC.

Commercial

	Three Months Ended March 31,			Six Months Ended March 31,
(in millions)	2025	2024	% Change	2025	2024	% Change
Revenues:
Sales of physical commodities	$35,955.5	$21,310.0	69%	$62,989.2	$40,119.5	57%
Principal gains, net	89.6	73.7	22%	156.8	150.8	4%
Commission and clearing fees	54.3	47.0	16%	103.0	91.3	13%
Consulting, management and account fees	6.6	7.1	(7)%	13.1	12.9	2%
Interest income	46.0	41.3	11%	98.9	82.6	20%
Total revenues	36,152.0	21,479.1	68%	63,361.0	40,457.1	57%
Cost of sales of physical commodities	35,903.4	21,278.6	69%	62,880.1	40,058.2	57%
Operating revenues	248.6	200.5	24%	480.9	398.9	21%
Transaction-based clearing expenses	19.1	16.9	13%	36.7	32.7	12%
Introducing broker commissions	13.1	10.9	20%	24.4	21.3	15%
Interest expense	23.1	8.5	172%	37.3	17.3	116%
Net operating revenues	193.3	164.2	18%	382.5	327.6	17%
Variable compensation and benefits	53.4	44.9	19%	96.9	81.9	18%
Net contribution	139.9	119.3	17%	285.6	245.7	16%
Fixed compensation and benefits	19.7	16.5	19%	36.7	32.0	15%
Other fixed expenses	23.8	24.0	(1)%	49.1	47.8	3%
Bad debts (recoveries), net	(0.3)	0.1	n/m	0.9	—	n/m
Non-variable direct expenses	43.2	40.6	6%	86.7	79.8	9%
Other gain	—	6.9	(100)%	—	6.9	(100)%
Segment income	96.7	85.6	13%	198.9	172.8	15%
Allocation of overhead costs	9.9	8.9	11%	19.6	17.7	11%
Segment income, less allocation of overhead costs	$86.8	$76.7	13%	$179.3	$155.1	16%

	Three Months Ended March 31,			Six Months Ended March 31,
	2025	2024	% Change	2025	2024	% Change
Operating Revenues (in millions):
Listed derivatives	$75.5	$59.1	28%	$137.7	$118.5	16%
OTC derivatives	60.3	53.0	14%	96.9	97.5	(1)%
Physical contracts	71.4	43.9	63%	161.5	94.5	71%
Interest/fees earned on client balances	34.7	38.1	(9)%	71.3	75.3	(5)%
Other	6.7	6.4	5%	13.5	13.1	3%
	$248.6	$200.5	24%	$480.9	$398.9	21%

Volumes and Other Select Data:
Listed derivatives (contracts, 000’s)	11,434	9,635	19%	22,042	19,157	15%
Listed derivatives, average RPC (1)	$6.35	$5.91	7%	$6.02	$5.94	1%
Average client equity - listed derivatives (millions)	$1,737	$1,684	3%	$1,732	$1,692	2%
OTC derivatives (contracts, 000’s)	897	810	11%	1,756	1,625	8%
OTC derivatives, average RPC	$68.35	$65.66	4%	$55.87	$60.28	(7)%

(1)	Give-up fee revenues, related to contract execution for clients of other FCMs, as well as cash and voice brokerage revenues are excluded from the calculation of listed derivatives, average RPC.

	Three Months Ended March 31,			Six Months Ended March 31,
	2025	2024	% Change	2025	2024	% Change
Net Operating Revenues (in millions):
Listed derivatives	$46.6	$34.3	36%	$83.9	$71.1	18%
OTC derivatives	60.2	53.0	—%	96.8	97.4	(1)%
Physical contracts	47.6	35.0	36%	122.4	76.3	60%
Interest/fees earned on client balances	32.1	35.2	(9)%	65.9	69.5	(5)%
Other	6.8	6.7	1%	13.5	13.3	2%
	$193.3	$164.2	18%	$382.5	$327.6	17%

Institutional

	Three Months Ended March 31,			Six Months Ended March 31,
(in millions)	2025	2024	% Change	2025	2024	% Change
Revenues:
Sales of physical commodities	$—	$—	—%	$—	$—	—%
Principal gains, net	107.9	97.6	11%	216.5	200.8	8%
Commission and clearing fees	95.4	74.8	28%	181.1	148.1	22%
Consulting, management and account fees	20.5	17.7	16%	40.8	35.0	17%
Interest income	337.4	273.3	23%	662.4	515.2	29%
Total revenues	561.2	463.4	21%	1,100.8	899.1	22%
Cost of sales of physical commodities	—	—	—%	—	—	—%
Operating revenues	561.2	463.4	21%	1,100.8	899.1	22%
Transaction-based clearing expenses	67.1	56.0	20%	130.1	108.9	19%
Introducing broker commissions	7.2	8.0	(10)%	15.3	15.7	(3)%
Interest expense	295.9	249.6	19%	590.4	476.1	24%
Net operating revenues	191.0	149.8	28%	365.0	298.4	22%
Variable compensation and benefits	62.5	47.3	32%	118.7	95.7	24%
Net contribution	128.5	102.5	25%	246.3	202.7	22%
Fixed compensation and benefits	21.8	20.4	7%	40.4	36.8	10%
Other fixed expenses	20.3	22.2	(9)%	42.7	41.2	4%
Bad debts (recoveries), net	(0.1)	(1.4)	(93)%	(0.1)	(1.8)	(94)%
Non-variable direct expenses	42.0	41.2	2%	83.0	76.2	9%
Other gain	—	—	—%	1.3	—	n/m
Segment income	86.5	61.3	41%	$164.6	$126.5	30%
Allocation of overhead costs	15.1	13.3	14%	29.9	26.1	15%
Segment income, less allocation of overhead costs	$71.4	$48.0	49%	$134.7	$100.4	34%

	Three Months Ended March 31,			Six Months Ended March 31,
	2025	2024	% Change	2025	2024	% Change
Operating Revenues (in millions):
Listed derivatives	$52.9	$52.6	1%	$102.5	$102.4	—%
Securities	398.8	314.9	27%	772.3	608.5	27%
FX contracts	7.9	7.6	4%	17.5	15.6	12%
Interest/fees earned on client balances	66.4	65.4	2%	136.7	125.9	9%
Other	35.2	22.9	54%	71.8	46.7	54%
	$561.2	$463.4	21%	$1,100.8	$899.1	22%

Volumes and Other Select Data:
Listed derivatives (contracts, 000’s)	49,719	44,170	13%	92,291	85,406	8%
Listed derivatives, average RPC (1)	$1.02	$1.12	(9)%	$1.07	$1.12	(4)%
Average client equity - listed derivatives (millions)	$4,902	$4,380	12%	$4,898	$4,425	11%
Securities ADV (millions)	$8,915	$7,473	19%	$8,822	$6,838	29%
Securities RPM (2)	$279	$239	17%	$258	$265	(3)%
Average money market/FDIC sweep client balances (millions)	$1,283	$1,047	23%	$1,240	$1,054	18%
FX contracts ADV (millions)	$2,948	$4,065	(27)%	$3,524	$4,017	(12)%
FX contracts RPM	$41	$30	37%	$38	$32	19%

(1)	Give-up fees, related to contract execution for clients of other FCMs, are excluded from the calculation of listed derivatives, average RPC.
(2)	Interest expense associated with our fixed income activities is deducted from operating revenues in the calculation of Securities RPM, while interest income related to securities lending is excluded.

	Three Months Ended March 31,			Six Months Ended March 31,
	2025	2024	% Change	2025	2024	% Change
Net Operating Revenues (in millions):
Listed derivatives	$13.7	$13.9	(1)%	$26.3	$27.5	(4)%
Securities	114.5	82.8	38%	210.1	174.2	21%
FX contracts	7.1	6.6	8%	15.6	13.5	16%
Interest/fees earned on client balances	41.8	38.1	10%	84.7	66.1	28%
Other	13.9	8.4	65%	28.3	17.1	65%
	$191.0	$149.8	28%	$365.0	$298.4	22%

Self-Directed/Retail

	Three Months Ended March 31,			Six Months Ended March 31,
(in millions)	2025	2024	% Change	2025	2024	% Change
Revenues:
Sales of physical commodities	$37.1	$11.9	212%	$54.5	$23.3	134%
Principal gains, net	50.2	61.8	(19)%	129.7	117.4	10%
Commission and clearing fees	13.7	13.7	—%	27.2	24.9	9%
Consulting, management and account fees	16.0	13.9	15%	35.3	28.0	26%
Interest income	7.7	10.0	(23)%	16.4	19.4	(15)%
Total revenues	124.7	111.3	12%	263.1	213.0	24%
Cost of sales of physical commodities	31.3	9.3	237%	45.6	18.5	146%
Operating revenues	93.4	102.0	(8)%	217.5	194.5	12%
Transaction-based clearing expenses	3.2	3.5	(9)%	6.6	7.0	(6)%
Introducing broker commissions	24.2	22.4	8%	48.2	42.8	13%
Interest expense	2.0	1.8	11%	4.1	3.4	21%
Net operating revenues	64.0	74.3	(14)%	158.6	141.3	12%
Variable compensation and benefits	4.6	4.4	5%	7.6	8.8	(14)%
Net contribution	59.4	69.9	(15)%	151.0	132.5	14%
Fixed compensation and benefits	8.9	11.3	(21)%	18.3	21.6	(15)%
Other fixed expenses	27.9	25.4	10%	57.1	48.9	17%
Bad debts, net of recoveries	0.6	—	n/m	1.1	0.1	n/m
Non-variable direct expenses	37.4	36.7	2%	76.5	70.6	8%
Other gain	—	—	—%	4.4	—	n/m
Segment income	22.0	33.2	(34)%	78.9	61.9	27%
Allocation of overhead costs	12.7	12.0	6%	25.3	23.5	8%
Segment income, less allocation of overhead costs	$9.3	$21.2	(56)%	$53.6	$38.4	40%

	Three Months Ended March 31,			Six Months Ended March 31,
	2025	2024	% Change	2025	2024	% Change
Operating Revenues (in millions):
Securities	$27.9	$25.8	8%	$56.2	$48.4	16%
FX/CFD contracts	63.0	72.7	(13)%	152.0	139.3	9%
Physical contracts	1.2	2.0	(40)%	3.7	2.8	32%
Interest/fees earned on client balances	0.6	0.7	(14)%	1.3	1.4	(7)%
Other	0.7	0.8	(13)%	4.3	2.6	65%
	$93.4	$102.0	(8)%	$217.5	$194.5	12%

Volumes and Other Select Data:
FX/CFD contracts ADV (millions)	$8,591	$6,388	34%	$8,089	$6,668	21%
FX/CFD contracts RPM	$116	$177	(34)%	$149	$164	(9)%

	Three Months Ended March 31,			Six Months Ended March 31,
	2025	2024	% Change	2025	2024	% Change
Net Operating Revenues (in millions):
Securities	$6.3	$5.8	9%	$12.5	$10.3	21%
FX/CFD contracts	55.4	65.2	(15)%	137.2	124.5	10%
Physical contracts	1.0	1.8	(44)%	3.3	2.5	32%
Interest/fees earned on client balances	0.6	0.7	(14)%	1.3	1.4	(7)%
Other	0.7	0.8	(13)%	4.3	2.6	65%
	$64.0	$74.3	(14)%	$158.6	$141.3	12%

Payments

	Three Months Ended March 31,			Six Months Ended March 31,
(in millions)	2025	2024	% Change	2025	2024	% Change
Revenues:
Sales of physical commodities	$—	$—	—%	$—	$—	—%
Principal gains, net	47.7	46.5	3%	102.1	104.0	(2)%
Commission and clearing fees	1.6	1.4	14%	3.4	2.9	17%
Consulting, management, account fees	0.5	0.8	(38)%	1.8	1.7	6%
Interest income	0.5	0.6	(17)%	1.1	1.3	(15)%
Total revenues	50.3	49.3	2%	108.4	109.9	(1)%
Cost of sales of physical commodities	—	—	—%	—	—	—%
Operating revenues	50.3	49.3	2%	108.4	109.9	(1)%
Transaction-based clearing expenses	1.7	1.7	—%	3.5	3.5	—%
Introducing broker commissions	1.0	0.7	43%	1.9	1.3	46%
Interest expense	—	0.1	(100)%	—	0.1	(100)%
Net operating revenues	47.6	46.8	2%	103.0	105.0	(2)%
Variable compensation and benefits	8.8	9.5	(7)%	17.9	20.1	(11)%
Net contribution	38.8	37.3	4%	85.1	84.9	—%
Fixed compensation and benefits	7.4	7.3	1%	14.0	14.6	(4)%
Other fixed expenses	7.0	4.5	56%	12.5	9.7	29%
Bad debts, net of recoveries	(0.1)	0.9	n/m	—	1.0	(100)%
Total non-variable direct expenses	14.3	12.7	13%	26.5	25.3	5%
Segment income	24.5	24.6	—%	58.6	59.6	(2)%
Allocation of overhead costs	5.7	5.2	10%	11.3	10.3	10%
Segment income, less allocation of overhead costs	$18.8	$19.4	(3)%	$47.3	$49.3	(4)%

	Three Months Ended March 31,			Six Months Ended March 31,
	2025	2024	% Change	2025	2024	% Change
Operating Revenues (in millions):
Payments	$49.2	$48.4	2%	$106.0	$107.8	(2)%
Other	1.1	0.9	22%	2.4	2.1	14%
	$50.3	$49.3	2%	$108.4	$109.9	(1)%

Volumes and Other Select Data:
Payments ADV (millions)	$77	$64	20%	$81	$69	17%
Payments RPM	$10,526	$12,327	(15)%	$10,466	$12,453	(16)%

	Three Months Ended March 31,			Six Months Ended March 31,
	2025	2024	% Change	2025	2024	% Change
Net Operating Revenues (in millions):
Payments	$46.5	$45.9	1%	$100.7	$102.9	(2)%
Other	1.1	0.9	22%	2.3	2.1	10%
	$47.6	$46.8	2%	$103.0	$105.0	(2)%

Overhead Costs and Expenses
We incur overhead costs and expenses, including certain shared services such as information technology, accounting and treasury, credit and risk, legal and compliance, and human resources and other activities. The following table provides information regarding overhead costs and expenses. The allocation of overhead costs to operating segments includes costs associated with compliance, technology, and credit and risk costs. The share of allocated costs is based on resources consumed by the relevant businesses. In addition, the allocation of human resources and occupancy costs is principally based on employee costs within the relevant businesses.

	Three Months Ended March 31,			Six Months Ended March 31,
(in millions)	2025	2024	% Change	2025	2024	% Change
Compensation and benefits:
Variable compensation and benefits	$15.9	$16.4	(3)%	$36.1	$35.8	1%
Fixed compensation and benefits	55.5	48.7	14%	116.5	89.3	30%
	71.4	65.1	10%	152.6	125.1	22%
Other expenses:
Occupancy and equipment rental	12.1	13.1	(8)%	24.2	20.4	19%
Non-trading technology and support	16.1	13.6	18%	31.4	26.6	18%
Professional fees	8.7	8.3	5%	17.4	15.8	10%
Depreciation and amortization	6.8	6.1	11%	13.2	11.6	14%
Communications	1.4	1.6	(13)%	2.9	3.2	(9)%
Selling and marketing	2.3	4.3	(47)%	3.2	5.6	(43)%
Trading systems and market information	1.8	1.5	20%	3.4	3.2	6%
Travel and business development	2.2	2.1	5%	4.8	3.8	26%
Other	1.2	3.9	(69)%	4.2	9.1	(54)%
	52.6	54.5	(3)%	104.7	99.3	5%
Overhead costs and expenses	124.0	119.6	4%	257.3	224.4	15%
Allocation of overhead costs	(43.4)	(39.4)	10%	(86.1)	(77.6)	11%
Overhead costs and expense, net of allocation to operating segments	$80.6	$80.2	—%	$171.2	$146.8	17%

Balance Sheet Summary
The following table below provides a summary of asset, liability and stockholders’ equity information for the periods indicated.

(Unaudited) (in millions, except for share and per share amounts)	March 31, 2025	September 30, 2024
Summary asset information:
Cash and cash equivalents	$1,307.3	$1,269.0
Cash, securities and other assets segregated under federal and other regulations	$2,850.3	$2,841.2
Securities purchased under agreements to resell	$6,917.6	$5,201.5
Securities borrowed	$1,803.9	$1,662.3
Deposits with and receivables from broker-dealers, clearing organizations and counterparties, net	$7,261.2	$7,283.2
Receivables from clients, net and notes receivable, net	$1,354.9	$1,013.1
Financial instruments owned, at fair value	$8,200.9	$6,767.1
Physical commodities inventory, net	$796.2	$681.1
Property and equipment, net	$146.3	$143.1
Operating right of use assets	$159.8	$157.0
Goodwill and intangible assets, net	$90.0	$80.6
Other	$394.5	$367.1

Summary liability and stockholders’ equity information:
Accounts payable and other accrued liabilities	$569.9	$548.8
Operating lease liabilities	$201.9	$195.9
Payables to clients	$10,712.6	$10,345.9
Payables to broker-dealers, clearing organizations and counterparties	$578.7	$734.2
Payables to lenders under loans	$340.9	$338.8
Senior secured borrowings, net	$543.6	$543.1
Securities sold under agreements to repurchase	$11,137.3	$8,581.3
Securities loaned	$1,509.9	$1,615.9
Financial instruments sold, not yet purchased, at fair value	$3,806.1	$2,853.3
Stockholders’ equity	$1,882.0	$1,709.1

Common stock outstanding - shares	48,765,820	47,811,539
Net asset value per share	$38.59	$35.75

Conference Call & Web Cast
A conference call to discuss the Company’s financial results will be held tomorrow, Thursday, May 8, 2025 at 9:00 a.m. Eastern time. The call may also include discussion of Company developments, and forward-looking and other material information about business and financial matters. A live webcast of the conference call as well as additional information to review during the call will be made available in PDF form on-line on the Company’s corporate web site at https://register-conf.media-server.com/register/BIcee2351db2614b049aa108c318550f21 approximately ten minutes prior to the start time. Participants may preregister for the conference call here.
For those who cannot access the live broadcast, a replay of the call will be available at https://www.stonex.com.
About StoneX Group Inc.
StoneX Group Inc., through its subsidiaries, operates a global financial services network that connects companies, organizations, traders and investors to the global market ecosystem through a unique blend of digital platforms, end-to-end clearing and execution services, high touch service and deep expertise. The Company strives to be the one trusted partner to its clients, providing its network, product and services to allow them to pursue trading opportunities, manage their market risks, make investments and improve their business performance. A Fortune-500 company headquartered in New York City and listed on the Nasdaq Global Select Market (NASDAQ:SNEX), StoneX Group Inc. and its more than 4,700 employees serve more than 54,000 commercial, institutional, and payments clients, and more than 400,000 retail accounts, from more than 80 offices spread across six continents. Further information on the Company is available at www.stonex.com.
Forward Looking Statements
This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the Company’s financial condition, results of operations, business strategy, financial needs of the Company, the anticipated timing of the Company’s acquisition of R.J. O’Brien and the impact of the transaction. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to StoneX Group Inc., are intended to identify forward-looking statements.
These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the Company. These forward-looking statements involve known and unknown risks and uncertainties, many of which are beyond the control of the Company, including adverse changes in economic, political and market conditions, including losses from our market-making and trading activities arising from counterparty failures, global trade policies and tariffs, the loss of key personnel, the impact of increasing competition, the impact of changes in government regulation, uncertainty concerning fiscal or monetary policies established by central banks and financial regulators, the possibility of liabilities arising from violations of foreign, United States (“U.S.”) federal and U.S. state securities laws, the impact of changes in technology in the securities and commodities trading industries, and other risks discussed in our filings with the SEC, including Part I, Item 1A of our Annual Report on Form 10-K for the year ended September 30, 2024. Although we believe that our forward-looking statements are based upon reasonable assumptions regarding our business and future market conditions, there can be no assurances that our actual results will not differ materially from any results expressed or implied by our forward-looking statements.
These forward-looking statements speak only as of the date of this press release. StoneX Group Inc. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.
StoneX Group Inc.
Investor inquiries:
Kevin Murphy
(212) 403 - 7296
kevin.murphy@stonex.com
SNEX-G